OMB APPROVAL

OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden
hours per response……20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

SEMI-ANNUAL REPORT

APRIL 30, 2016 (UNAUDITED)

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter	1
Fund Highlights	10
Portfolio Summary	12
Schedule of Investments	13
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	28
Additional Information	40

Go Paperless With Alger Electronic Delivery Service
Alger is pleased to provide you with the ability to access regulatory materials online.
When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders' Letter April 30, 2016

Dear Shareholders,

Investor Stampede Creates Risks and Opportunities
Gary Larson’s quirky cartoon series “The Far Side” draws chuckles by having animals exhibit human-like behavior. In one popular cartoon, a massive bison stampede extends to the horizon. One insightful bison quips to a neighboring beast “As if we all knew where we’re going.” The six-month reporting period ended April 30 was notable as a period filled with economic uncertainty, diverging global monetary policies, and significant pressure on interest rates. As with the cartoon, where this takes us as investors is unclear, yet in such periods of deep uncertainty we are reminded that the best decisions are those that are the most thoughtful and not based upon emotion. Many investors, in an unquenchable thirst for income (and a misguided flight to “safety”) have rushed to bond-like equities, that is, equities that pay steady dividends. The end result was striking. While the S&P 500 index gained 0.43%, the Telecomm, Utilities, and Consumer Staples sectors climbed 14.68%,
12.90%, and 6.02%, respectively. These sectors have some of the poorest long-term growth prospects in the current economic environment. On the other hand, higher growth sectors like Information Technology, Health Care, and Consumer Discretionary each sustained losses.

We have learned in our 52 years of investing that there is no free lunch. Success in investing is not achieved by considering one factor, such as dividend yield, but instead by understanding companies, their management, their industries, and their competitors. It is with this more complete view that high-quality companies with strong growth potential can be identified.
Such companies, we maintain, can potentially provide investors with wealth creation from capital appreciation and with protection from the erosion of inflation upon their savings.

Stampedes, of course, can have dire consequences. The recent investor stampede, we believe, is dangerous, as investors have increased their exposure to the risk of higher interest rates and, at the same time, the relatively high valuations of stocks with generally poor growth prospects. We think the opportunities, long term, lie in the opposite direction. In particular, these investors may miss the attractive investment opportunities that can be found within the most vibrant industries in the U.S. and the world. America is seen as a leader in innovation in the Health Care and IT sectors, and has the richest and most diverse consumer market in the world. We believe it is within these sectors that superior companies and investments for long-term growth and capital appreciation can be found.

Investing in overseas markets is more challenging with different dynamics at play. The widely followed MSCI ACWI ex USA and MSCI Emerging Markets indices declined 1.51%
and 0.01%, respectively, during the reporting period with concerns over commodity prices contributing to weakening investor sentiment. In many overseas markets, this is entirely logical as the economies of many countries are strongly tied to their roles as commodities producers. As in the U.S., defensive sectors tended to outperform abroad. Nevertheless, international markets also have sectors that offer strong potential for long-term growth.
The rising middle class in many international markets is creating increased demand for goods and services, which in turn is creating opportunities for leading companies. Our team of international and emerging markets portfolio managers and analysts has a depth of experience in navigating foreign markets and identifying through fundamental research high-
quality growth companies across the globe. In these markets, diversification is paramount, so our international funds are well diversified, typically owning companies across the globe and across industries.

Oil and the U.S. Economy
From late 2013 until the start of the reporting period, the price of West Texas Intermediate
(WTI) fell from $110.62 a barrel to $46.12. It then declined to a low of $26.19 a barrel as of February 11, which was a 43.20% drop. The decline was accompanied by an 11.43%
decline of the S&P 500. In both 2015 and early 2016, many investors misread the decline in oil as a harbinger of a U.S. recession in 2016. We have consistently argued otherwise, noting that while cheap oil prices would, not surprisingly, drive down earnings in the energy and closely related sectors, there were broad benefits to the U.S. economy from lower energy prices. Cheap oil has bolstered Americans’ finances by slashing energy costs and allowing
Americans to strengthen their personal balance sheets by increasing their savings. It has also supported retail shopping and spending on homes. The U.S. housing market continues to improve in a steady fashion. Many indicators of consumer spending like ecommerce, travel, leisure, automotive, and home durables are quite healthy, despite the weakness reported in headlines about department store sales and the sales of other “old” economy retailers. Changing patterns of consumer preferences – largely based, in our view, on both ecommerce technology and on the rise of younger generations of Americans (the X and Y generations) as the baby boomers increasingly retire – is a large phenomenon that creates challenges for companies that have failed to adapt to the “new” marketplace and great opportunities for those that have helped define it in our time. Amazon.com, Inc., Netflix,
Inc., Alphabet, Inc. (formerly Google), and Apple, Inc. are all doing quite well in this new
American marketplace, while the landscape, especially in retail, is littered with companies, once good or even great, but today struggling to adapt their business models to the new and obvious reality.

So despite fears, corporate fundamentals are fine in the U.S. S&P 500 earnings ex-materials and ex-energy grew a healthy 6.3% in 2015, despite the additional headwind of a strong U.S.
dollar weighing on both exports and foreign earnings. For the first quarter of 2016, overall results for the S&P 500 slowed from that pace, but we expect continued growth in earnings in 2016 (again, ex-materials and ex-energy, though these might actually contribute to earnings growth on a reported basis through declining losses in these sectors). We note that oil appears to have bottomed in February and has since rebounded to close the reporting period at $45.98. Investor sentiment remains very cautious in our view, and indeed almost bearish, but there has been a significant rally in equities of late, with the S&P 500 generating a 13.39% return from February 12 to April 30.

Global Economy Weakens
Concerns over global economic growth continue. In early 2015, the International Monetary
Fund forecasted that the global economy would grow 3.3% in 2015 and 3.8% in 2016. In
October, it lowered those numbers to 3.1% for 2015 and 3.6% for this year. It maintained its 2015 estimate in January, but lowered its 2016 estimate to 3.4%. Also during the reporting period, estimates for global corporate earnings per share for the MSCI World Index were revised downward each month, declining from $106.72 in November to $101.20 as of April
30.

We are encouraged by the actions of many central banks across the globe, including the Bank of Japan (BOJ), the People’s Bank of China, and the European Central Bank, to provide additional economic stimulus. The BOJ, for its part, joined a handful of other countries that have maintained negative interest rates. Many central banks have also expressed a willingness to provide additional stimulus, and in the U.S., the Federal Reserve is taking a cautious approach to normalizing monetary policy after raising the fed funds rate in December.
We note, as we did in the fall of 2015 in an Alger market commentary, that monetary policy is not sufficient to stimulate fundamental, lasting growth in any economy. We hope to see future governmental actions to improve structural growth in Europe, Asia, and other foreign markets, and certainly we see that austerity policies are fading globally.

Further, in the significant changes occurring in international markets and economies, we see many opportunities for investors. Economic and political concerns have dominated investors’ mindset for a significant time now. But, as in the U.S., there are many companies forging ahead in their markets and globally, showing both solid earnings growth and strong fundamentals. We are always on the lookout for companies that are disrupting traditional business models by exploiting large-scale changes. The internet continues to be an investable trend but, especially in emerging markets, adoption of Western technology and lifestyles
(whether directly or in copycat fashion) is meeting with notable success in many regions and sectors.

The U.S. Dollar, Emerging Markets, and Interest Rates
The previous end of the U.S. asset buying program, or quantitative easing, combined with the Federal Reserve’s start to raising interest rates and anticipation of domestic economic growth, has supported a strong U.S. dollar, especially relative to countries that have been increasing monetary stimulus. At the start of the reporting period, the U.S. Dollar Index, which measures U.S. currency against currencies of trading partners, was at 96.89, up considerably from 79.14 in early 2014. Later in the reporting period, the Federal Reserve signaled that it would take a cautious approach to raising interest rates, which caused the strengthening of the U.S. dollar to moderate slightly, and the U.S. Dollar Index closed the reporting period at 93.80. As mentioned previously, investors have fretted over the impact of a strong dollar on U.S. exports and foreign earnings. We think the strong dollar does pose challenges to U.S. exporters, especially those of undifferentiated commodity-like products or services. In the end, however, we think U.S. companies with value-added products and service models that are differentiated from the competition will do fine. Since global competition is fierce, foreign companies seeking to succeed will invest in superior products and services that will help them obtain their goals. We think there are many U.S. companies that offer highly competitive products and services to the global market, even with the recent disadvantage of a stronger U.S. dollar.

Finally, it’s important to note that the strong U.S. dollar has also driven periods of capital outflows from countries with weaker currencies, especially emerging markets. We believe the sensitivity of global markets to the U.S. dollar is likely to cause the Federal Reserve to exercise extreme caution when normalizing monetary policy. At the same time, an estimated
$8 trillion in debt is trading globally with negative yields. When the Federal Reserve eventually takes further actions to normalize policy, it’s likely that higher interest rates will attract even more investors to U.S. debt, which could limit increases in yields here at home.

The Appeal of Growth Equities and the Downside of the Investor Stampede
We believe growth stocks are well positioned to outperform the market and especially bond-
like equites that have recently reached extreme valuations. The recent market action has left traditional growth stocks at attractive valuations, especially when assessing PEG ratios.
PEG ratios are determined by dividing a company’s price-to-earnings ratio, or P/E, by its expected earnings growth rate. As of April 30 of this year, the 12-month forward earnings
PEG for the Russell 1000 Growth Index was 42% lower than that of the Russell 1000 Value
Index. For most of 2016, the difference in PEGs has exceeded anything that has occurred since at least 2002. In addition, bond-like sectors such as Utilities and Consumer Staples are trading at over a 20% premium to their 20-year average P/E ratio while growth sectors like Information Technology and Health Care are trading at double-digit discounts. From a historical perspective, low P/E ratios have typically indicated strong potential for stocks to outperform and we believe the current valuations of growth stocks are no exception.

Over the long term, equity returns are driven by corporate fundamentals, including earnings and revenue growth. While dividend yields play an important role in the total return an investor should expect from equities, it is a mistake, in our view, to focus solely, or overly, on the dividend yield of a stock itself. It is, after all, a company’s fundamental success growing its sales and profits that ultimately will deliver the cash flow to support dividends and future dividend growth. The recent stampede into bond-like equities shows many signs of investors’ failure to discriminate between companies with strong longer term fundamentals and those that simply happen to pay a relatively higher dividend yield today. Much like fixed-income securities, these bond-like equities will be very interest-rate sensitive. Even a small change in interest rates or inflation could hurt the performance of bond-like stocks, especially those trading at high valuations with poor growth prospects or leveraged balance sheets.

Reasons for Optimism
Concerns over global growth are likely to drive market volatility, but we maintain that the
U.S. will continue to be an economic leader. April marked the 74th consecutive month of private-sector job growth in the U.S., which is an unprecedented accomplishment. Over the last year, the majority of those who have returned to the labor force have been from among the long-term unemployed, which is a category of Americans that has traditionally faced substantial challenges with finding work. In addition to steady job creation, the nation’s
5.0% unemployment rate implies that the job market is healthy. We continue to believe that low oil prices combined with low inflation and the Federal Reserve’s cautious approach to raising interest rates will continue to support the country’s economy.

Corporate America is also strong. In the fourth quarter, S&P 500 companies ex-financials held $1.44 trillion in cash, according to FactSet Research Systems, Inc. The figure represents a 0.5% year-over-year decline, but is still the third-highest level in 10 years. Fixed capital expenditures during the quarter also declined when compared to the record level of outlays during the same quarter of 2014. Yet, the $170.4 billion in outlays for the final quarter of 2015 represented the third-highest level in 10 years, despite a 41% drop in capital expenditures by energy companies. Corporations are also buying back stock at a rapid pace, with approximately 30% of S&P 500 constituents having reduced their share count by at least 4% during the first quarter, according to S&P Capital IQ.

We urge investors to carefully assess the appeal of growth equities and to evaluate the role of bond-like equities in their investment strategies. We are in an era of rapid and dynamic change. New technologies such as the internet, smartphones, ebooks, and social media have reached 50% market penetration in a fraction of the time that older innovations such as washing machines, dishwashers, and landline telephones required. Medical innovation in orthopedic, cardiac, and cancer treatments (to name only a few) has advanced and will continue to advance in ways that were unimaginable only a generation or so ago. We think every prudent, long-term investor should have a portfolio “overweight” in the industries, companies, and trends that are changing nearly every aspect of modern day life.

Portfolio Matters
The Alger Global Growth Fund returned -2.23% for the fiscal six-month period ended
April 30, 2016, compared to the -0.65% return of the MSCI ACWI Index.

Stock selection resulted in France and the U.S. providing the greatest contributions to relative performance. The portfolio’s lack of holdings in Spain also supported performance.
Other countries that contributed to relative performance included Switzerland, South
Korea, and South Africa. Stock selection resulted in Japan, Israel, and the United Kingdom being among countries that had the largest drag on relative performance. An underweight of Australia, furthermore, resulted in that country being among detractors from results.

During the period, the largest sector weightings were Information Technology and Financials.
The largest sector overweight was Health Care and the largest sector underweight was
Financials. Relative outperformance in the Energy and Telecommunication Services sectors was the most important contributor to performance, while Health Care and Industrials were among sectors that detracted from results.

Among the most important relative contributors were Berkshire Hathaway, Inc., Cl. B;
Bristol-Myers Squibb Co.; UnitedHealth Group, Inc.; and WEC Energy Group, Inc. Shares
of AT&T, Inc. also contributed to performance. AT&T is a leading telecommunications company that has acquired DIRECTV. The acquisition allows the company to offer a “quad play” package of voice, wire, video, and data to customers. Investors like the new strategy which has potential for enhancing AT&T’s growth. Additionally, investors were attracted to AT&T shares because the company has a non-cyclical business model and it pays an attractive dividend.

Conversely, detracting from overall results on a relative basis were Allergan PLC.; Shire
PLC.; Norwegian Cruise Line Holdings Ltd.; and Alphabet, Inc., Cl. C. Shares of Vertex
Pharmaceuticals, Inc. also detracted from results. Vertex is a biotechnology company offering treatments for cystic fibrosis and inflammatory disease. The shares detracted from performance as the product ramp-up of a cystic fibrosis drug which investors have been very enthused about disappointed with fewer-than-expected patient additions.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

As of April 30, 2016, the following companies represented the stated percentages of Alger assets under management: Amazon.com, Inc., 3.56%; Netflix, Inc.; 0.27%; Alphabet, Inc.;
(formerly Google), 05.81%; and Apple, Inc., 4.15%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI): An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.

• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell 1000 Value Index: An index designed to track the performance of large-capitalization stocks that that have value characteristics.
• The MSCI World Index: An index that captures large and mid cap repre-
sentation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.
• FactSet Research Systems, Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.
• The U.S. Dollar Index measures the value of U.S. currency against currencies of trading partners.

FUND PERFORMANCE AS OF 3/31/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	(12.77)%	1.12%	4.72%	8.20%
Alger Global Growth Class C (Inception 3/3/08)*	(9.56)%	1.45%	4.54%	7.90%
Alger Global Growth Class I (Inception 5/31/13)	(7.78)%	n/a	n/a	6.57%
Alger Global Growth Class Z (Inception 5/31/13)	(7.52)%	n/a	n/a	6.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2016 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 04/30/16

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended April 30, 2016. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States.
Its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	(12.26)%	0.32%	4.59%	8.23%
Class C (Inception 3/3/08)*	(9.02)%	0.64%	4.41%	7.92%
MSCI ACWI Index	(5.13)%	5.26%	4.44%	7.15%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	(7.17)%	n/a	n/a	6.73%
Class Z (Inception 5/31/13)	(6.90)%	n/a	n/a	7.01%
MSCI ACWI Index	(5.13)%	n/a	n/a	5.87%

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2016 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2016 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Bermuda	0.6%
Brazil	0.6
Canada	1.1
China	3.7
France	2.8
Germany	2.2
India	1.3
Indonesia	0.6
Ireland	0.5
Italy	0.8
Japan	4.7
Mexico	1.1
Netherlands	2.5
Norway	0.4
South Africa	0.6
South Korea	1.3
Switzerland	2.7
Taiwan	0.4
United Kingdom	4.1
United States	65.5
Cash and Net Other Assets	2.5
100.0%

† Based on net assets for the Fund.

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—94.9%	SHARES	VALUE
BERMUDA—0.6%
HOTELS RESORTS & CRUISE LINES—0.6%
Norwegian Cruise Line Holdings Ltd.*	4,000	$195,560
(Cost $218,199)
BRAZIL—0.6%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.4%
BR Malls Participacoes SA	22,970	113,120
INDEPENDENT POWER AND RENEWABLE ENERGY—0.2%
AES Tiete Energia SA	14,600	59,966
TOTAL BRAZIL
(Cost $163,983)		173,086
CANADA—1.1%
FOOD RETAIL—0.5%
Alimentation Couche-Tard, Inc.	3,500	153,484
GOLD—0.6%
Goldcorp, Inc.	9,400	189,469
TOTAL CANADA
(Cost $291,648)		342,953
CHINA—3.7%
INDUSTRIAL CONGLOMERATES—0.7%
China Everbright International Ltd.	185,000	207,827
INTERNET SOFTWARE & SERVICES—2.6%
Alibaba Group Holding Ltd.#*	3,897	299,835
Tencent Holdings Ltd.	23,985	488,057
		787,892
REAL ESTATE DEVELOPMENT—0.4%
China Overseas Land & Investment Ltd.	40,000	126,971
TOTAL CHINA
(Cost $862,496)		1,122,690
FRANCE—2.8%
BIOTECHNOLOGY—0.0%
DBV Technologies SA#*	20	679
DIVERSIFIED BANKS—0.8%
BNP Paribas SA	4,700	248,907
INTEGRATED OIL & GAS—2.0%
TOTAL SA	11,750	593,854
TOTAL FRANCE
(Cost $825,585)		843,440
GERMANY—2.2%
AUTOMOBILE MANUFACTURERS—0.5%
Daimler AG	2,100	146,321
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Deutsche Telekom AG	10,648	186,909
MULTI-LINE INSURANCE—1.1%
Allianz SE	2,000	340,256
TOTAL GERMANY
(Cost $673,373)		673,486
INDIA—1.3%
AUTO PARTS & EQUIPMENT—0.4%
Motherson Sumi Systems Ltd.*	35,379	133,240

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
DIVERSIFIED BANKS—0.9%
HDFC Bank Ltd.	13,297	$269,931
TOTAL INDIA
(Cost $398,499)		403,171
INDONESIA—0.6%
AUTOMOBILE MANUFACTURERS—0.6%
Astra International Tbk PT	346,200	175,721
(Cost $188,188)
IRELAND—0.5%
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	2,200	139,194
(Cost $128,515)
ITALY—0.8%
DIVERSIFIED BANKS—0.4%
Intesa Sanpaolo SpA*	40,000	111,192
GAS UTILITIES—0.4%
Snam SpA*	20,000	122,308
TOTAL ITALY
(Cost $241,672)		233,500
JAPAN—4.7%
DIVERSIFIED BANKS—1.4%
Mitsubishi UFJ Financial Group, Inc.	91,996	424,285
DIVERSIFIED REAL ESTATE ACTIVITIES—1.3%
Mitsui Fudosan Co., Ltd.	16,861	411,535
ELECTRONIC COMPONENTS—0.4%
Murata Manufacturing Co., Ltd.	1,001	130,462
HOMEBUILDING—0.5%
Haseko Corp.	18,000	162,667
INDUSTRIAL MACHINERY—0.6%
DMG Mori Co., Ltd.*	15,000	168,190
TOBACCO—0.5%
Japan Tobacco, Inc.	3,750	153,124
TOTAL JAPAN
(Cost $1,537,837)		1,450,263
MEXICO—1.1%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
Corp Inmobiliaria Vesta SAB de CV	132,105	215,262
GAS UTILITIES—0.4%
Infraestructura Energetica Nova SAB de CV	32,700	127,710
TOTAL MEXICO
(Cost $415,741)		342,972
NETHERLANDS—2.5%
DIVERSIFIED BANKS—0.6%
ING Groep NV	16,000	196,055
PERSONAL PRODUCTS—0.7%
Unilever NV	5,000	219,649

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
NETHERLANDS—(CONT.)
SEMICONDUCTORS—1.2%
NXP Semiconductors NV*	4,150	$353,912
TOTAL NETHERLANDS
(Cost $815,953)		769,616
NORWAY—0.4%
DIVERSIFIED BANKS—0.4%
DNB ASA*	10,000	128,025
(Cost $128,874)
SOUTH AFRICA—0.6%
PHARMACEUTICALS—0.6%
Aspen Pharmacare Holdings Ltd.	7,813	184,325
(Cost $211,907)
SOUTH KOREA—1.3%
INTERNET SOFTWARE & SERVICES—0.7%
NAVER Corp.	381	224,581
SEMICONDUCTORS—0.6%
Samsung Electronics Co., Ltd.	156	169,097
TOTAL SOUTH KOREA
(Cost $421,913)		393,678
SWITZERLAND—2.7%
IT CONSULTING & OTHER SERVICES—0.5%
Luxoft Holding, Inc.*	2,506	144,872
PACKAGED FOODS & MEATS—1.5%
Nestle SA	6,200	462,766
PROPERTY & CASUALTY INSURANCE—0.7%
Chubb Ltd.	1,700	200,362
TOTAL SWITZERLAND
(Cost $788,478)		808,000
TAIWAN—0.4%
TEXTILES—0.4%
Eclat Textile Co., Ltd.*	11,000	125,079
(Cost $138,535)
UNITED KINGDOM—4.1%
HOUSEHOLD PRODUCTS—1.1%
Reckitt Benckiser Group PLC.	3,474	338,468
INDUSTRIAL GASES—0.4%
Essentra PLC.*	12,000	142,728
MULTI-UTILITIES—0.6%
National Grid PLC.	13,000	185,511
PHARMACEUTICALS—0.6%
Shire PLC.	3,000	187,225
TOBACCO—1.1%
Imperial Brands PLC.*	6,489	352,864
WIRELESS TELECOMMUNICATION SERVICES—0.3%
Vodafone Group PLC.	30,000	96,665
TOTAL UNITED KINGDOM
(Cost $1,244,178)		1,303,461

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—62.9%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	1,969	$827
AEROSPACE & DEFENSE—3.3%
Honeywell International, Inc.	5,000	571,350
Lockheed Martin Corp.	1,850	429,903
		1,001,253
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
PVH Corp.	1,800	172,080
APPLICATION SOFTWARE—0.4%
HubSpot, Inc.*	2,500	110,725
AUTO PARTS & EQUIPMENT—0.4%
Delphi Automotive PLC.	1,500	110,445
BIOTECHNOLOGY—3.1%
Biogen, Inc.*	1,150	316,239
Celgene Corp.*	1,800	186,138
Gilead Sciences, Inc.	2,500	220,525
Vertex Pharmaceuticals, Inc.*	2,700	227,718
		950,620
BREWERS—0.6%
Molson Coors Brewing Co., Cl. B	2,000	191,260
BROADCASTING—1.1%
CBS Corp., Cl. B	5,800	324,278
CABLE & SATELLITE—1.4%
Comcast Corporation, Cl. A	7,150	434,434
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Wabtec Corp.	2,800	232,204
DEPARTMENT STORES—0.5%
Macy's, Inc.	4,000	158,360
DIVERSIFIED BANKS—1.6%
Wells Fargo & Co.	10,000	499,800
DRUG RETAIL—0.8%
CVS Caremark Corp.	2,400	241,200
GENERAL MERCHANDISE STORES—0.4%
Dollar General Corp.	1,500	122,865
HEALTH CARE EQUIPMENT—1.5%
Boston Scientific Corp.*	8,000	175,360
Medtronic PLC.	2,000	158,300
STERIS PLC.	1,650	116,606
		450,266
HOUSEWARES & SPECIALTIES—1.2%
Newell Brands, Inc.	8,000	364,320
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
WageWorks, Inc.*	2,200	118,492
INDUSTRIAL CONGLOMERATES—1.4%
Danaher Corp.	1,700	164,475
General Electric Co.	9,207	283,115
		447,590

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	1,000	$145,890
INDUSTRIAL MACHINERY—0.5%
Colfax Corp.*	5,000	162,150
INTEGRATED OIL & GAS—3.6%
Chevron Corp.	4,000	408,720
Exxon Mobil Corp.	8,000	707,200
		1,115,920
INTEGRATED TELECOMMUNICATION SERVICES—3.7%
AT&T, Inc.	17,500	679,350
Verizon Communications, Inc.	8,500	432,990
		1,112,340
INTERNET RETAIL—0.6%
Amazon.com, Inc.*	300	197,877
INTERNET SOFTWARE & SERVICES—3.4%
Alphabet, Inc., Cl. C*	950	658,360
comScore, Inc.*	4,500	137,790
Facebook, Inc., Cl. A*	1,700	199,886
Palantir Technologies, Inc., Cl. A*,@	3,176	34,936
		1,030,972
INVESTMENT BANKING & BROKERAGE—1.7%
Morgan Stanley	9,000	243,540
The Goldman Sachs Group, Inc.	1,600	262,576
		506,116
LEISURE PRODUCTS—0.6%
Coach, Inc.	4,500	181,215
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.	1,500	216,375
MANAGED HEALTH CARE—3.2%
Aetna, Inc.	3,200	359,264
Centene Corp.*	2,500	154,900
UnitedHealth Group, Inc.	3,500	460,880
		975,044
MULTI-SECTOR HOLDINGS—2.7%
Berkshire Hathaway Inc., Cl. B*	5,700	829,236
MULTI-UTILITIES—2.0%
CMS Energy Corp.	4,500	183,060
NiSource, Inc.	8,000	181,680
WEC Energy Group, Inc.	4,000	232,840
		597,580
OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	7,000	289,170
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Anadarko Petroleum Corp.	4,000	211,040
ConocoPhillips	5,000	238,950
Devon Energy Corp.	5,400	187,272
EOG Resources, Inc.	2,500	206,550
		843,812

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp.	18,000	$262,080
PHARMACEUTICALS—4.2%
Allergan PLC.*	1,400	303,184
Bristol-Myers Squibb Co.	8,800	635,184
Eli Lilly & Co.	2,500	188,825
Pacira Pharmaceuticals, Inc.*	3,000	162,330
		1,289,523
SEMICONDUCTORS—1.1%
Broadcom Ltd.	1,550	225,912
Microsemi Corp.*	4,000	135,160
		361,072
SOFT DRINKS—1.1%
PepsiCo, Inc.	3,400	350,064
SPECIALTY CHEMICALS—1.4%
PPG Industries, Inc.	2,000	220,780
The Sherwin-Williams Co.	700	201,117
		421,897
SPECIALTY STORES—0.9%
Signet Jewelers Ltd.	2,550	276,828
SYSTEMS SOFTWARE—2.7%
Microsoft Corp.	8,000	398,960
Proofpoint, Inc.*	1,500	87,390
Symantec Corp.	5,000	83,225
TubeMogul, Inc.*	19,000	246,240
		815,815
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.4%
Apple, Inc.	4,500	421,830
TOBACCO—1.9%
Altria Group, Inc.	9,100	570,661
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	8,000	274,240
TOTAL UNITED STATES
(Cost $18,207,126)		19,178,726
TOTAL COMMON STOCKS
(Cost $27,902,700)		28,986,946
PREFERRED STOCKS—1.3%	SHARES	VALUE
UNITED STATES—1.3%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	16,980	7,132
Choicestream, Inc., Cl. B*,@,(a)	36,618	15,379
		22,511
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc.*,@,(a)	33,858	153,038
INTERNET SOFTWARE & SERVICES—0.5%
Palantir Technologies, Inc., Cl. B*,@	12,951	142,461
Palantir Technologies, Inc., Cl. D*,@	1,687	18,557
		161,018

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30, 2016 (Unaudited)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	1,728	$57,111
TOTAL UNITED STATES
(Cost $340,541)		393,678
TOTAL PREFERRED STOCKS
(Cost $340,541)		393,678
REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
UNITED STATES—1.1%
MORTGAGE—1.1%
Blackstone Mortgage Trust, Inc., Cl. A	12,000	329,760
(Cost $340,799)
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
UNITED STATES—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	55,986	55,986
(Cost $55,986)
Total Investments
(Cost $28,640,026)(b)	97.5%	29,766,370
Other Assets in Excess of Liabilities	2.5%	760,176
NET ASSETS	100.0%	$30,526,546

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $28,809,719, amounted to $956,651 which consisted of aggregate gross unrealized appreciation of
$2,510,141 and aggregate gross unrealized depreciation of $1,553,490.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2016
Choicestream, Inc.	03/14/14	$571	0.00%	$827	0.00%
Choicestream, Inc., Cl. A	12/17/13	13,579	0.03%	7,132	0.02%
Choicestream, Inc., Cl. B	07/10/14	21,971	0.05%	15,379	0.05%
Intarcia Therapeutics, Inc.	03/27/14	55,970	0.14%	57,111	0.19%
JS Kred SPV I, LLC.	06/26/15	55,986	0.15%	55,986	0.18%
Palantir Technologies, Inc., Cl. A	10/07/14	20,666	0.05%	34,936	0.11%
Palantir Technologies, Inc., Cl. B	10/07/14	85,521	0.22%	142,461	0.47%
Palantir Technologies, Inc., Cl. D	10/14/14	11,139	0.03%	18,557	0.06%
Prosetta Biosciences, Inc.	02/06/15	152,361	0.40%	153,038	0.50%
Total				$485,427	1.58%

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2016 (Unaudited)

Alger Global Growth
Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$29,589,994
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedules of investments	176,376
Cash and cash equivalents	646,239
Foreign cash †	63,829
Receivable for investment securities sold	267,496
Receivable for shares of beneficial interest sold	11,437
Dividends and interest receivable	80,513
Receivable from Investment Manager	30,392
Prepaid expenses	40,440
Total Assets	30,906,716

LIABILITIES:
Payable for investment securities purchased	261,061
Payable for shares of beneficial interest redeemed	12,427
Accrued investment advisory fees	20,025
Accrued transfer agent fees	17,821
Accrued distribution fees	8,695
Accrued administrative fees	688
Accrued shareholder administrative fees	390
Accrued other expenses	59,063
Total Liabilities	380,170
NET ASSETS	$30,526,546

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	32,502,813
Undistributed net investment income	120,124
Undistributed net realized gain (accumulated realized loss)	(3,222,947)
Net unrealized appreciation on investments	1,126,556
NET ASSETS	$30,526,546
* Identified cost	$28,451,544
** Identified cost	$188,482
† Cost of foreign cash	$63,764
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

Alger Global Growth
Fund

NET ASSETS BY CLASS:
Class A	$21,367,699
Class C	$4,838,799
Class I	$1,738,115
Class Z	$2,581,933

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,058,162
Class C	252,351
Class I	85,435
Class Z	125,955

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$20.19
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$21.31
Class C — Net Asset Value Per Share	$19.17
Class I — Net Asset Value Per Share	$20.34
Class Z — Net Asset Value Per Share	$20.50
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the six months ended April 30, 2016 (Unaudited)

Alger Global Growth
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$322,562
Interest	585
Total Income	323,147

EXPENSES:
Advisory fees — Note 3(a)	122,992
Distribution fees — Note 3(c)
Class A	27,364
Class C	23,307
Class I	2,175
Shareholder administrative fees — Note 3(f)	2,401
Administration fees — Note 3(b)	4,228
Custodian fees	30,233
Transfer agent fees and expenses — Note 3(f)	17,635
Printing fees	17,467
Professional fees	68,260
Registration fees	34,534
Trustee fees — Note 3(g)	619
Fund accounting fees	4,146
Miscellaneous	7,141
Total Expenses	362,502
Less, expense reimbursements/waivers — Note 3(a)	(122,517)
Net Expenses	239,985
NET INVESTMENT INCOME	83,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:

Net realized gain on investments and purchased options	108,157
Net realized (loss) on foreign currency transactions	(4,874)
Net change in unrealized (depreciation) on investments, options and foreign currency	(979,928)
Net realized and unrealized (loss) on investments, options, and foreign currency	(876,645)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(793,483)
* Foreign withholding taxes	$13,267
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Changes in Net Assets (Unaudited)

	Alger Global Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015

Net investment income (loss)	$83,162	$(53,711)
Net realized gain on investments, options and foreign currency	103,283	3,995,747
Net change in unrealized depreciation on investments, options
and foreign currency	(979,928)	(4,099,404)
Net decrease in net assets resulting from operations	(793,483)	(157,368)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,309,735)	(6,206,766)
Class C	234,988	(615,958)
Class I	(132,924)	297,562
Class Z	371,234	950,883
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(1,836,437)	(5,574,279)

Redemption Fees:
Class A	—	13
Total Redemption Fees — Note 6(b)	—	13
Total decrease	(2,629,920)	(5,731,634)

Net Assets:
Beginning of period	33,156,466	38,888,100
END OF PERIOD	$30,526,546	$33,156,466
Undistributed net investment income (accumulated loss)	$120,124	$(79,891)
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$20.65	$20.79	$18.76	$15.42	$15.11	$16.74
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.06	(0.01)	(0.02)	(0.01)	(0.06)	(0.08)
Net realized and unrealized gain (loss)
on investments	(0.52)	(0.13)	2.05	3.41	0.37	(1.55)
Total from investment operations	(0.46)	(0.14)	2.03	3.40	0.31	(1.63)
Dividends from net investment income	–	–	–	(0.06)	–	–
Net asset value, end of period	$20.19	$20.65	$20.79	$18.76	$15.42	$15.11
Total return(iii)	(2.23)%	(0.67)%	10.82%	22.20%	2.00%	(9.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$21,368	$24,269	$30,542	$33,657	$41,051	$53,311
Ratio of gross expenses to average
net assets	2.23%	2.03%	1.98%	2.35%	2.29%	2.15%
Ratio of expense reimbursements to
average net assets	(0.73)%	(0.53)%	(0.48)%	(0.33)%	–	–
Ratio of net expenses to average net
assets	1.50%	1.50%	1.50%	2.02%	2.29%	2.15%
Ratio of net investment income (loss) to
average net assets	0.60%	(0.07)%	(0.08)%	(0.07)%	(0.38)%	(0.49)%
Portfolio turnover rate	80.37%	143.87%	81.13%	96.45%	84.55%	82.13%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.69	$19.97	$18.15	$14.97	$14.79	$16.50
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)	(0.17)	(0.16)	(0.13)	(0.16)	(0.21)
Net realized and unrealized gain (loss)
on investments	(0.51)	(0.11)	1.98	3.31	0.34	(1.50)
Total from investment operations	(0.52)	(0.28)	1.82	3.18	0.18	(1.71)
Net asset value, end of period	$19.17	$19.69	$19.97	$18.15	$14.97	$14.79
Total return(iii)	(2.64)%	(1.40)%	10.03%	21.24%	1.20%	(10.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,839	$4,730	$5,392	$4,888	$4,048	$3,678
Ratio of gross expenses to average
net assets	3.00%	2.80%	2.75%	3.13%	3.06%	2.95%
Ratio of expense reimbursements to
average net assets	(0.75)%	(0.55)%	(0.50)%	(0.40)%	–	–
Ratio of net expenses to average net
assets	2.25%	2.25%	2.25%	2.73%	3.06%	2.95%
Ratio of net investment income (loss) to
average net assets	(0.13)%	(0.82)%	(0.83)%	(0.81)%	(1.08)%	(1.26)%
Portfolio turnover rate	80.37%	143.87%	81.13%	96.45%	84.55%	82.13%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund		Class I
				From 5/31/2013
	Six months ended 4/30/2016 (i)	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013 (ii)
Net asset value, beginning of period	$20.78	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.08	0.04	0.03	0.03
Net realized and unrealized gain (loss)
on investments	(0.52)	(0.13)	2.06	1.92
Total from investment operations	(0.44)	(0.09)	2.09	1.95
Net asset value, end of period	$20.34	$20.78	$20.87	$18.78
Total return(iv)	(2.12)%	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,738	$1,914	$1,646	$1,296
Ratio of gross expenses to average
net assets	2.30%	2.02%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(1.05)%	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.86%	0.17%	0.17%	0.47%
Portfolio turnover rate	80.37%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund		Class Z
				From 5/31/2013
	Six months ended 4/30/2016 (i)	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013 (ii)
Net asset value, beginning of period	$20.92	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.11	0.09	0.06	0.04
Net realized and unrealized gain (loss)
on investments	(0.53)	(0.12)	2.09	1.93
Total from investment operations	(0.42)	(0.03)	2.15	1.97
Net asset value, end of period	$20.50	$20.92	$20.95	$18.80
Total return(iv)	(2.01)%	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,582	$2,243	$1,308	$112
Ratio of gross expenses to average
net assets	2.28%	2.20%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(1.27)%	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	1.01%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	1.10%	0.44%	0.30%	0.62%
Portfolio turnover rate	80.37%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Fund declares and pays dividends from net investment income annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2016.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2012-2015.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the
Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April
30, 2016, is set forth below under the heading “Actual Rate.”

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Actual Rate
Alger Global Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established expense caps for the share classes, through February 28,
2017, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z*	APRIL 30, 2016
Alger Global Growth Fund	1.50%	2.25%	1.25%	1.09%	$ 122,517

*Prior to March 1, 2016, the expense cap for the Alger Global Growth Fund Class Z was
0.99%.

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”
or “Alger Inc.”), were approximately $1,206 and $1,390, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the six months ended April 30, 2016, the Fund paid Alger
Inc. $6,643 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

agent, and other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of their respective average daily net assets for Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2016,
Alger Management charged back $8,832 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates each, an “Independent Trustee”
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2016.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At April 30, 2016, Alger Management and its affiliated entities owned the following shares of the Fund:

		SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	—	—	5,942	19,947

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2016:

	PURCHASES	SALES
Alger Global Growth Fund	$24,441,406	$26,164,801

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2016, the Fund had no borrowings from its custodian and other funds.

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	16,625	$328,336	33,296	$710,669
Shares redeemed	(133,480)	(2,638,071)	(327,350)	(6,917,422)
Net decrease	(116,855)	$(2,309,735)	(294,054)	$(6,206,753)
Class C:
Shares sold	25,618	$497,357	66,823	$1,358,291
Shares redeemed	(13,539)	(262,369)	(96,618)	(1,974,249)
Net increase (decrease)	12,079	$234,988	(29,795)	$(615,958)
Class I:
Shares sold	8,558	$170,115	27,679	$602,990
Shares redeemed	(15,229)	(303,039)	(14,429)	(305,428)
Net increase (decrease)	(6,671)	$(132,924)	13,250	$297,562
Class Z:
Shares sold	35,820	$720,384	46,485	$988,212
Shares redeemed	(17,087)	(349,150)	(1,732)	(37,329)
Net increase	18,733	$371,234	44,753	$950,883

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Redemption Fee: Prior to March 1, 2015, the Fund imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. Since March 1, 2015, the redemption fee is no longer imposed.
NOTE 7 — Income Tax Information:
At October 31, 2015, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,106,671 which expires in 2017. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2015 the Fund utilized $4,081,052 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,282,117	$2,538,262	$743,028	$827
Consumer Staples	3,033,540	1,726,318	1,307,222	—
Energy	2,842,756	2,248,902	593,854	—
Financials	4,883,133	2,625,976	2,257,157	—
Health Care	4,254,057	3,882,507	371,550	—
Industrials	2,751,140	2,375,123	376,017	—
Information Technology	4,551,230	3,504,097	1,012,197	34,936
Materials	899,984	757,256	142,728	—
Telecommunication Services	1,395,914	1,112,340	283,574	—
Utilities	1,093,075	785,256	307,819	—
TOTAL COMMON STOCKS	$28,986,946	$21,556,037	$7,395,146	$35,763
PREFERRED STOCKS
Consumer Discretionary	22,511	—	—	22,511
Health Care	210,149	—	—	210,149
Information Technology	161,018	—	—	161,018
TOTAL PREFERRED STOCKS	$393,678	—	—	$393,678

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST
Financials	329,760	329,760	—	—
SPECIAL PURPOSE VEHICLE
Financials	55,986	—	—	55,986
TOTAL INVESTMENTS IN
SECURITIES	$29,766,370	$21,885,797	$7,395,146	$485,427

			FAIR VALUE
			MEASUREMENTS
			USING SIGNIFICANT
			UNOBSERVABLE
			INPUTS (LEVEL 3)
Alger Global Growth Fund			Common Stocks
Opening balance at November 1, 2015				$29,411
Transfers into Level 3				—
Transfers out of Level 3				—
Total gains or losses
Included in net realized gain (loss) on investments				–
Included in net unrealized gain (loss) on investments				6,352
Purchases and sales				–
Purchases				–
Sales				–
Closing balance at April 30, 2016				35,763
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016				$6,352

Alger Global Growth Fund			Preferred Stocks
Opening balance at November 1, 2015				$371,725
Transfers into Level 3				—
Transfers out of Level 3				—
Total gains or losses
Included in net realized gain (loss) on investments				–
Included in net unrealized gain (loss) on investments				21,953
Purchases and sales				–
Purchases				–
Sales				–
Closing balance at April 30, 2016				393,678
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016				$21,953

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2015	$55,986
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	55,986
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$—

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable
	April 30, 2016	Methodology	Input	Range/Input
Alger Global Growth Fund
Common Stock	$827	Income	Discount Rate	40%
		Approach
Common Stock	34,936	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	22,511	Income	Discount Rate	40%
		Approach
Preferred Stocks	161,018	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	210,148	Discounted	Discount Rate	20.0-28.0%
		Cash Flow
Special Purpose Vehicle	55,986	Performance	Market Multiple	4.38x-4.88x
		Multiple
		Methodology
		(xRevenue)

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On April 30, 2016, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2016, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$ 710,068	$ 63,829	$646,239	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no open derivative instruments as of April 30, 2016.

NOTE 10 — Principal Risks:
As of April 30, 2016, the Fund invested a significant portion of its assets in securities in the consumer discretionary, health care and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The
Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	April	Dividend	Gain	April
Security	2015	Conversion	Conversion	30, 2016	Income	(Loss)	30, 2016

Alger Global Growth Fund
Common Stock
Choicestream, Inc.*	1,969	–	–	1,969	–	–	827
Preferred Stocks
Choicestream, Inc.*	53,598	–	–	53,598	–	–	22,511
Prosetta Biosciences,
Inc.*	33,858	–	–	33,858	–	–	153,038
* Non-income producing security.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30,
2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2015 and ending April 30, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2015	April 30, 2016	April 30, 2016(a)	April 30, 2016(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$977.72	$7.43	1.50%
	Hypothetical(c)	1,000.00	1,017.35	7.57	1.50
Class C	Actual	1,000.00	973.59	11.04	2.25
	Hypothetical(c)	1,000.00	1,013.67	11.27	2.25
Class I	Actual	1,000.00	978.83	6.15	1.25
	Hypothetical(c)	1,000.00	1,018.65	6.27	1.25
Class Z	Actual	1,000.00	979.92	4.97	1.01
	Hypothetical(c)	1,000.00	1,019.84	5.07	1.01

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 182/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 01/2015 3/30/15

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AGSAR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 24, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 24, 2016